THE TIMOTHY PLAN

(the “Trust”)

Timothy Plan US Large/Mid Cap Core Enhanced ETF

Supplement dated July 28, 2025

to the Prospectus and Statement of Additional Information

each dated May 1, 2025, as may be supplemented from time to time.

On July 25, 2025, at the recommendation of Timothy Partners, Ltd., the Trust’s investment adviser, the Board of Trustees of The Timothy Plan (the “Trust”) approved the merger of the Timothy Plan US Large/Mid Cap Core Enhanced ETF (the “Acquired Fund”) into the Timothy Plan US Large/Mid Cap Core ETF (the “Acquiring Fund”) each a series of the Trust (each of the Acquired Fund and Acquiring Fund may be referred to as a “Fund,” and together, the “Funds”) (the “Reorganization”). The Acquired Fund and the Acquiring Fund are each index funds and have similar, but not identical, principal investment strategies. The Funds are managed by the same investment adviser, investment sub-adviser and portfolio managers. The Reorganization is expected to occur on or about October 3, 2025.

Following the Reorganization, shareholders of the Acquired Fund will receive the equivalent aggregate net asset value of shares of the Acquiring Fund (plus cash in lieu of fractional shares, if any) that the shareholder held immediately prior to the Reorganization. For U.S. federal income tax purposes, the Reorganization is not expected to result in income, gain or loss being recognized by the Acquired Fund or its shareholders (except with respect to cash received in lieu of any fractional shares).

Acquired Fund	Acquiring Fund
Timothy Plan US Large/Mid Cap Core	Timothy Plan US Large/Mid
Enhanced ETF Fund	Cap Core ETF Fund

A combined information statement and prospectus that contains important information about the Reorganization and the Funds will be mailed to Acquired Fund shareholders before the consummation of the Reorganization. No shareholder vote is required to approve the Reorganization.

The determinations and actions described herein, and anticipated timing of those actions, remain subject to future change.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy shares of the Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Fund, to receive a free copy of the Information Statement/Prospectus relating to the Reorganization, or to receive a copy of the registration statement relating to the Reorganization once it has been filed and becomes effective with the Securities and Exchange Commission, Shareholders can call 1-800-846-7526 or go to the Securities and Exchange Commission’s web site (http://www.sec.gov).

Please read the information statement/prospectus relating to the Reorganization carefully before making any investment decisions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE